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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               February 24, 1998

                        AMERICAN BUSINESS PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



       GEORGIA                       1-7088                  58-1030529
      (State of               (Commission File No.)       (I.R.S. Employer
    incorporation)                                        Identification No.)



                       2100 RIVEREDGE PARKWAY, SUITE 1200
                             ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)


                                 (770) 953-8300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         On February 24, 1998, the Registrant announced that Larry L. Gellerstedt, III had been elected President and Chief Executive Officer, effective March 30, 1998. Mr. Thomas Carmody, Chairman of the Registrant's Board of Directors, has been serving as the Registrant's Interim President and Chief Executive Officer since November 7, 1997.

         Registrant's Press Release, issued February 24, 1998, is filed as
Exhibit 99 hereto and incorporated herein by reference.


ITEM 7.  EXHIBITS.

(c)      Exhibits:

         The following exhibit is filed herewith:

         EXHIBIT NO.                          DESCRIPTION

              99                    Press Release, issued February 24, 1998


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   AMERICAN BUSINESS PRODUCTS, INC.



                                   /s/ Richard G. Smith
Dated: February 24, 1998          --------------------------------------------
                                  Richard G. Smith
                                  Vice President and Chief Financial Officer



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                                EXHIBIT INDEX

     The following exhibits are filed as part of this Report.

EXHIBIT NO.                  DESCRIPTION                            PAGE NO.

    99              Press Release, issued February 24, 1998



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